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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 20, 2002
                                                        -----------------

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       1-12305                      04-3331237
     --------                       -------                      ----------
(State or other Juris-             (Commission                  (IRS Employer
diction of incorporation)          File Number)              Identification No.)


                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (508) 679-8181
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
        (Former name or former address, if changed since last report.)




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ITEM 5.    OTHER EVENTS.
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     On February 20, 2002, FIRSTFED AMERICA BANCORP,  INC. ("FIRSTFED") issued a press release announcing that FIRSTFED had received the approval of the Office of Thrift Supervision and the Commonwealth of Massachusetts Board of Bank Incorporation to acquire People's Bancshares, Inc., New Bedford, Massachusetts and announcing the preliminary allocation of merger consideration with respect to the merger. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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           (c)    Exhibits:  The following exhibits are filed as part of this report:

                  Exhibit No.         Description
                  -----------         -----------

                  99.1                Press Release, dated February 20, 2002














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CONFORMED                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 20, 2002             By:/s/ Robert F. Stoico
                                        ---------------------------------------
                                        Robert F. Stoico
                                        Chairman, President and Chief Executive
                                        Officer